                                                       [H&M Final]



[Translation]



                        SECURITIES REGISTRATION STATEMENT
                                  (as amended)

















         LOOMIS SAYLES FUNDS - LOOMIS SAYLES INVESTMENT GRADE BOND FUND

                       SECURITIES REGISTRATION STATEMENT

To:  Director of the Kanto
     Local Finance Bureau

                         Filing Date of SRS:               May 7, 1999
                         Filing Date of Amendment to SRS:  May 18, 1999

Name of the Registrant Trust:          LOOMIS SAYLES FUNDS

Name and Official Title of Trustees:   Earl W. Foell
                                       Richard S. Holway
                                       Michael T. Murray
                                       Daniel J. Fuss

Address of Principal Office:           One Financial Center
                                       Boston, Massachusetts 02111
                                       U.S.A.

Name and Title of Registration Agent:  Harume Nakano
                                       Attorney-at-Law
                                       Signature [Harume Nakano]
                                       -------------------------
                                                        (Seal)

                                       Ken Miura
                                       Attorney-at-Law
                                       Signature [Ken Miura]
                                       --------------------
                                                   (Seal)

Address or Place of Business           Kasumigaseki Building, 25th Floor
                                       2-5, Kasumigaseki 3-chome
                                       Chiyoda-ku, Tokyo

Name of Liaison Contact:               Harume Nakano
                                       Ken Miura
                                       Attorneys-at-Law

Place of Liaison Contact:              Hamada & Matsumoto
                                       Kasumigaseki Building, 25th Floor
                                       2-5, Kasumigaseki 3-chome
                                       Chiyoda-ku, Tokyo

Phone Number:                          03-3580-3377

                    Public Offering or Sale for Registration
                    ----------------------------------------

Name of the Fund Making Public         LOOMIS SAYLES INVESTMENT GRADE
Offering or Sale of Foreign            BOND FUND
Investment Fund Securities:

Type and Aggregate Amount of           Shares of a series of a diversified
Foreign Investment Fund Securities     open-end management investment company
to be Publicly Offered or Sold:        organized as a Massachusetts business
                                       trust;

                                       Up to 120 million shares
                                       Up to the amount derived by multiplying
                                       120 million by the respective applicable issue prices (the estimated maximum amount is 1,233.6 million dollars (approximately 148.7 billion yen))

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$1.00=y120.55 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 31st March, 1999.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Institutional Class Share as of March 31, 1999 (U.S.$10.28) by the number of Class J Shares to be offered for convenience.

              Places where a copy of this Securities Registration
              ---------------------------------------------------
                  Statement is available for Public Inspection
                  --------------------------------------------



                                Not applicable.



(Total number of pages of this Securities Registration Statement in Japanese is
                      90 including front and back pages.)

                                    CONTENTS
                                    --------

                                                   Japanese     This
                                                   Original    English
                                                             Translation
PART I.    INFORMATION CONCERNING SECURITIES .....   1            1

PART II.   INFORMATION CONCERNING ISSUER .........   4            6

I.    DESCRIPTION OF THE FUND ....................   4            6

      1.  GENERAL INFORMATION ....................   4            6

      2.  INVESTMENT POLICY ......................   8           11

      3.  MANAGEMENT STRUCTURE ...................  26           36

      4.  INFORMATION CONCERNING THE EXERCISE
          OF RIGHTS BY SHAREHOLDERS, ETC. ........  35           49

      5.  STATUS OF INVESTMENT FUND ..............  39           55

II.   OUTLINE OF THE TRUST .......................  42           59

III.  OUTLINE OF THE OTHER RELATED COMPANIES .....  56           81

IV.   FINANCIAL CONDITION OF THE FUND ............  59           85

V.    SUMMARY OF INFORMATION CONCERNING
      FOREIGN INVESTMENT FUND SECURITIES .........  142          88

VI.   MISCELLANEOUS ..............................  143          88

PART III.  SPECIAL INFORMATION ...................  144          90

I.    OUTLINE OF THE SYSTEM OF INVESTMENT
      TRUSTS IN MASSACHUSETTS ....................  144          90

II.   FINANCIAL CONDITIONS OF THE INVESTMENT
      ADVISER AND MANAGEMENT COMPANY .............  151          99

III.  FORM OF FOREIGN INVESTMENT
      FUND SECURITIES ............................  176          99


PART I.  INFORMATION CONCERNING SECURITIES

1.  NAME OF FUND:           LOOMIS SAYLES INVESTMENT GRADE
                            BOND FUND
                            (hereinafter referred to as the "Fund")

2.  NATURE OF FOREIGN       Three classes of shares (Class J Shares,
    INVESTMENT FUND SECU-   Institutional Class Shares and Retail Class
    RITIES CERTIFICATES:    Shares)
                            Registered Shares without par value
                            In Japan Class J Shares (hereinafter referred to as the "Shares") are for public offering. No rating has been acquired.

3.  NUMBER OF SHARES TO     Up to 120 million shares
    BE OFFERED FOR SALE
    (IN JAPAN)

4.  TOTAL AMOUNT OF         Up to the amount calculated by multiplying the
    OFFERING PRICE:         respective applicable issue price per share by the
    (IN JAPAN)              number of respective issues (the estimated
                            maximum amount will be 1,233.6 million dollars
                            (approximately 148.7 billion yen))

    Note 1: The maximum amount is calculated for reference purpose only by multiplying the issue price per Institutional class as of March 31, 1999 share (10.28 dollars) by maximum shares during the continuous offering period.

    Note 2: Dollar amount is translated for convenience at the rate of Y=$1.00=120.55 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 31st March, 1999). The same applies hereinafter.

    Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5.  ISSUE PRICE:               Net Asset Value per Share next calculated on the
                               day on which the Fund has received such
                               application

6.  SALES CHARGE:              3.00% of the Sales Price. The Sales Price
                               means the Issue Price divided by 0.995 (rounded to the third decimal place).

    Note:  Consumption tax on the sales charge will be added.

7.  MINIMUM AMOUNT OR          The minimum amount for purchase of
    NUMBER OF SHARES           Shares is 100 shares and shares may be
    FOR SUBSCRIPTION:          purchased in integral multiples of 100 shares.

8.  PERIOD OF SUBSCRIPTION:    from May 24, 1999 (Monday) to March 31, 2000
                               (Friday)
                               Provided that the subscription is handled only on a Fund Business Day and a business day when the Distributors in Japan are open for business in Japan.
                               It is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund Business Days preceding the ex dividend day of each month.

    Note: A "Fund Business Day" is any day on which the New York Stock Exchange is open for business.

9.  DEPOSIT FOR SUBSCRIPTION:  None.

10. PLACE OF SUBSCRIPTION:     Marusan Securities Co., Ltd. (hereinafter
                               referred to as "Marusan")
                               5-2, Nihonbashi 2-chome, Chuo-ku, Tokyo
                               Izumi Securities Co., Ltd. ('1ereinafter referred to as "Izumi")
                               17-24, Shinkawa 1-chome, Chuo-ku, Tokyo
                               Tokyo Mitsubishi Personal Securities Co., Ltd.
                               (hereinafter referred to as "Tokyo Mitsubishi")
                               17-12, Nihonbashi 1-chome, Chuo-ku, Tokyo

                               (hereinafter the above three companies referred to as "Distributors in Japan" collectively or as "Distributor in Japan" severally.)

    Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

11.  DATE AND PLACE            Investors shall pay the Sales Price and Sales
     OF PAYMENT:               Charge to the Distributors in Japan within 4
                               business days in Japan when the Distributors in Japan confirm the execution of the order. The total Issue Price will be transferred by the Distributors in Japan to the account of the Fund at State Street Bank and Trust Company, the custodian, within 3 Fund Business Days from
                               (and including) the day on which the application becomes effective.

12.  OUTLINE OF UNDERWRITING, ETC.:

(A) The Distributors in Japan will undertake to make a public offering of Shares in accordance with an agreement dated May 4, 1999 with Loomis Sayles Distributors, L.P. (hereinafter referred to as the "Distributor") in connection with the sale of the Shares in Japan.

(B) During the public offering period, the Distributors in Japan will execute or forward the purchase orders of the Shares received directly or indirectly through other Sales Handling Companies (hereinafter, together with the Distributors in Japan, referred to as "Sales Handling Companies") to the Fund.

(C)  The Fund has appointed Marusan as the Agent Company in Japan.

     Note: "The Agent Company" shall mean a securities company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and other sales handling companies (the "Sales Handling Companies") rendering such other services.

13.  MISCELLANEOUS:

(A)  Method of Subscription:

          Investors who subscribe to Shares shall enter into a Sales Handling Company an agreement concerning transactions of foreign securities. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities

     Transactions Account (the "Contract") and the investors shall submit to the Sales Handling Company an application for requesting the opening of a transactions account under the Contract. The subscription amount shall be paid in yen in principle and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Sales Handling Company.

(B)  Expenses summary:

          The following information is provided as an aid in understanding the various expenses that an investor in the Fund will bear indirectly. The information below is based on estimated expenses for the Fund's most recent fiscal year, and should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the 5% annual return assumed in the Example should not be considered a representation of investment performance, as actual performance will vary.

Shareholder Transaction Expenses:
     Maximum Sales Load Imposed on Purchases (as % of offering price) ..............   3.50%
     Maximum Sales Load Imposed on Reinvested Dividends (as % of offering price) ...   none
     Maximum Deferred Sales Load (as % of original purchase price or redemption
        proceeds) ..................................................................   none
     Redemption Fees /1 ............................................................   none
     Exchange Fees .................................................................   none
Annual Fund Operating Expenses (as a percentage of average net assets):
     Management Fees ...............................................................    .40%
     12b-1 Fees /2 .................................................................    .75%
     Other Operating Expenses ......................................................    .15%
     Total Operating Expenses ......................................................   1.30%
Example:
        An investor would pay the following expenses on a $1,000 investment assuming a 5%
        annual return (with or without a redemption at the end of each time period):
     One Year ......................................................................  $  48
     Three Years ...................................................................  $  76

-----------------
     1  A $5 charge applies to any wire transfer of redemption proceeds.
     2 Because of the ongoing nature of the 12b- 1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

(C)  Offerings other than in Japan:

          In parallel with the Public Offering in Japan the Institutional Class Shares and the Retail Class Shares will be offered in the United States of America.

PART II.  INFORMATION CONCERNING ISSUER

I.  DESCRIPTION OF THE FUND

1.  GENERAL INFORMATION

(A)  Outline Of Laws Regulating the Fund in the Jurisdiction Where Established:

     (1)  Name of the Fund:  Loomis Sayles Investment Grade Bond
                             Fund (the "Fund")

     (2)  Form of the Fund

          The Fund is a series of Loomis Sayles Funds (the "Trust").

          The Trust is a diversified open-ended management investment company organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991. The Trust currently has seventeen series: The Bond Fund, Core Value Fund, Global Bond Fund, Growth Fund, High Yield Fund, Intermediate Maturity Bond Fund, International Equity Fund, Investment Grade Bond Fund, Managed Bond Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Municipal Bond Fund, Short-Term Bond Fund, Small Cap Growth Fund, Small Cap Value Fund, U.S. Government Securities Fund and Worldwide Fund.

          The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

          The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each series, certain expenses may be legally chargeable against the assets of all series.

          The Declaration of Trust also permits the trustees to issue additional funds without shareholder approval. The trustees may, without shareholder approval, divide the shares of any fund into two or more classes, shares of each such class having such preferences and special or relative rights and privileges as the trustees may determine or as set forth in the By-Laws. Shares of the Fund are currently divided into three classes designated as the Institutional Class, Retail Class and Class J. The trustees may from time to time divide or combine the shares of any fund or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the fund or class.

          THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE U.S. PROSPECTUS.

     (3)  Governing Laws

          The Trust was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Trust's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Trust also attempts to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

          The following is a broad outline of certain of the principal statutes regulating the operations of the Trust in the U.S.:

          a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts
              Chapter 182 provides in part as follows:

              A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

              A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

              Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

          b.  Investment Company Act of 1940

              The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

          c.  Securities Act of 1933

              The Securities Act of 1933, as amended (the "1933 Act"), regulates sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

          d.  Securities Exchange Act of 1934

              The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

          e.  The Internal Revenue Code

              The Trust intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

          f.  Other laws

              The Trust is subject to the provisions of other laws, rules, and regulations applicable to the Trust or its operations, such as, for example, various state laws regarding the sale of the Trust's shares.

(B)  Outline of the Supervisory Authorities

          Among the regulatory authorities having jurisdiction over the Trust or certain of its operations are the SEC and state regulatory agencies or authorities.

          a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Trust. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

          b. State authorities typically have authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

(C)  Objects and Basic Nature of the Fund:

          The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

(D)  History of the Fund:

       February 20, 1991:     Organization of the Trust as a Massachusetts
                              business trust. Adoption of the Declaration of Trust.

       October 21, 1996:      Adoption of Resolutions by the Board of
                              Trustees of the Trust to establish the Fund.

       January 2, 1997        Commencement of management of the Fund

       May 24, 1999           Commencement of the Public Offering in Japan

(E)  Affiliated Companies of the Fund:

          Names and related business of the affiliated companies of the Fund are as follows:

          (1) Loomis, Sayles & Company, L.P.  ("Investment Management
              -----------------------------
              Company" or "Loomis Sayles") renders investment management services to the Fund.

          (2) State Street Bank and Trust Company (the "Custodian" and
              -----------------------------------
              "Shareholder Servicing , Transfer and Dividend Paying Agent") acts as Custodian and Shareholder Servicing , Transfer and Dividend Paying Servicing Agent.

          (3) Loomis Sayles Distributors, L.P. ("Distributor") engages in
              -------------------------------
              providing marketing services to the Fund.

          (4) Marusan Securities Co., Ltd. ("Distributor in Japan" and "Agent
              ---------------------------
              Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

                         Related Companies of the Fund

[LEFT HAND SIDE OF THE CHART]

Loomis Sayles
Funds ("Trust")
Loomis Sayles Investment Grade Bond Fund ("Fund")
Trustees (Agreement and Declaration of Trust)
Amended and Restated Distribution
Distributor
Loomis Sayles Distributors, L.P. (acts as distributor)
Distribution, Repurchase and Shareholder Servicing Agreement
Agent Company Agreement
Distributor in Japan Agent Company
Marusan Securities  Co., Ltd.
(forwarding of sales in Japan and rendering of service as agent company)


[RIGHT HAND SIDE OF THE CHART]

Shareholder Servicing and Transfer Agent Agreement
Custody Contract
Custodian Shareholder Servicing, Transfer and Dividend Paying Agent
State Street Bank and Trust Company
(acts as custodian and shareholder servicing, transfer and dividend paying agent of the Fund)
Advisory Agreement
Investment Management Company
Loomis Sayles & Company, L.P.
(acts as investment management of the Fund and investment adviser concerning the Fund's assets)

2.   INVESTMENT POLICY

(A)  Basic Policy for Investment

          The Fund seeks to achieve its objective by normally investing at least 65% of its total assets in fixed income securities of investment grade quality. Up to 20% of the Fund's total assets may be invested in preferred stocks, the Fund may also invest up to 10% of its total assets in fixed income securities of below investment grade quality (commonly known as "junk bonds"). The fixed income securities in which the Fund may invest include corporate securities, securities issued or guaranteed by the U.S. Government or its authorities or instrumentalities ("U.S. Government Securities"), commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), Rule 144A securities, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, repurchase transactions, foreign currency hedging transactions, swap transactions and securities lending. The Fund may invest any portion of its assets in securities of Canadian issuers, and up to 20% of its total assets in securities of other foreign issuers.

          The percentages of the Fund's assets invested as of September 30, 1998 in securities assigned to the various rating categories by Standard & Poor's and Moody's Investors Service, Inc. ("Moody's") at the time of purchase or, if unrated, determined by Loomis Sayles to be of comparable quality, were as follows:

                Standard & Poor's   Unrated*   Moody's   Unrated**
                ------------------  ---------  --------  ----------
     AAA/Aaa        10.46%              --        5.97%       --
     AA/Aa          17.61%              --       19.05%       --
     A/A            15.66%            1.15%      13.35%     2.96%
     BBB/Baa        43.94%            3.70%      35.99%       --
     BB/Ba           3.39%            2.42%      18.21%     1.23%
     B/B               --               --        1.88%       --
     CCC/Caa         1.65%              --        1.35%       --
     CC/Ca             --               --          --        --
     C/C               --               --          --        --
     D

-----------------
* Unrated by Standard & Poor's but determined to be of comparable quality by Loomis Sayles.
**   Unrated by Moody's but determined to be of comparable quality by Loomis
     Sayles.

          For temporary defensive purposes, the Fund may invest any portion of its assets in fixed income securities, cash or any other securities deemed appropriate by Loomis Sayles.

          Except for the Fund's investment policies that are identified as "fundamental," all of the investment policies of each Fund may be changed without a vote of Fund shareholders.

(B)  Objects of Investment

     Debt and Other Fixed Income Securities

          The Fund may invest in fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers. Because interest rates vary, it is impossible to predict the total return of the Fund, which invests in fixed income securities, for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

          Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest.

     U.S. Government Securities

          U.S. Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

          Although U.S. Government Securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government Securities do go up and down as interest rates change. Thus, for example, the value of an investment in the Fund, when it holds U.S. Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities tend to be lower than those on corporate securities of comparable maturities.

          Some U.S. Government Securities, such as Government National Mortgage Association Certificates ("GNMA"), are known as "mortgage-backed" securities.

     Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government Securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

          In addition to investing directly in U.S. Government Securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities. These investment instruments may be highly volatile.

          U.S. Government Securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, Fannie Mae, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

          U.S. Treasury Bills Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

          U.S. Treasury Notes and Bonds Direct obligations of the United States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the United States Government.

          "Ginnie Maes" Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

          "Fannie Maes" Fannie Mae is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by Fannie Maes that are guaranteed as' to timely payment of principal and interest by Fannie Maes but are not backed by the full faith and credit of the United States Government.

          "Freddie Macs" The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

          As described above, U.S. Government Securities generally do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the value of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

     Lower Rated Fixed Income Securities

          The Fund may invest up to 10% of its total assets in securities rated below investment grade (commonly referred to as "junk bonds"). A security will be treated as being of investment grade quality if at the time the Fund acquires it at least one major rating agency has rated the security in its top four rating categories (even if another such agency has issued a lower rating), or if the security is unrated but Loomis Sayles determines it to be of investment grade quality. Lower rated fixed income securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of the Fund, when it invests in lower rated fixed income securities may be more dependent on Loomis Sayles' own credit analysis than is the case with higher quality bonds. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics.

          For more information about the rating services' descriptions of the various rating categories.

     STANDARD & POOR'S
     -------- - ------

     AAA
     ---

     This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA
     --

     Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A
     -

     Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

     BBB
     ---

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC
     --- -- ---- --

     Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C
     -

     The rating C is reserved for income bonds on which no interest is being paid.

     D
     -

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     r
     -

     The symbol is attached to the ratings of instruments with significant noncredit risks such as risks to principal or volatility of expected returns.

          Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     MOODY'S INVESTORS SERVICE, INC.
     ------- ------------------ ----

     Aaa
     ---

     Bonds that are rated Aaa re judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa
     --

     Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A
     -

     Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa
     ---

     Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments are principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba
     --

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B
     -

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa
     ---

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca
     --

     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C
     -

     Bond which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Should no rating be assigned by Moody's, the reason may be one of the following:

          1.  An application for rating was not received or accepted.
          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
          3. There is a lack of essential data pertaining to the issue or issuer.
          4. The issue was privately placed in which case the rating is not published in Moody's publications.

          Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, Al, Baal, Bal and Bl.

     Common Stocks and Other Equity Securities

          Common stocks and similar equity securities, such as warrants and convertibles, are volatile and more risky than some other forms of investment. The value of an investment in the Fund, when it invests in equity securities may sometimes decrease. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes.

     Zero Coupon Securities

          The Fund may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Fund is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus the Fund may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

     Zero Coupon Bonds

          Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Such bonds are issued and traded at a discount from their face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because the Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

     Mortgage-Backed Securities

          The Fund may invest in mortgage-backed securities, such as GNMA or Fannie Mae certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. if the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

     Stripped Mortgage-Backed Securities

          The Fund may invest in interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an 10 or P0 is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in lOs. if the assets underlying the lOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

          The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

     Collateralized Mortgage Obligations

          The Fund may invest in CMOs. A CMO is a security backed by a portfolio of mortgages. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by the Fund could involve the loss of any premium the Fund paid when it acquired the investment and could result in the Fund's reinvesting the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed income investments.

     Asset-Backed Securities

          The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile and credit card receivables are securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

     When-Issued Securities

          The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. if the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. if a Fund has outstanding obligations to by when issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

          The Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e. on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

     Convertible Securities

          The Fund may invest in convertible securities which include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that when the price of the underlying equity security falls, the decline in the price of the convertible security may sometimes be less substantial than that of the underlying equity security. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. Because conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

          Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

     Real Estate Investment Trusts

          REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

          Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

     Rule 144A Securities

          The Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factor as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and
     (4) the nature of the security and the nature of the marketplace trades therefor.

     Non-U.S. Securities

          The Fund may invest in securities of issuers organized or headquartered outside the United States ("non-U.S. securities"). The Fund may invest any portion of its assets in securities of Canadian issuers, but will not purchase foreign securities other than those of Canadian issuers if, as a result, the Fund's holdings of non-U.S. and non-Canadian securities would exceed 20% of the Fund's total assets.

          Although investing in non-U.S. securities may increase the Fund's diversification and reduce portfolio volatility, non-U.S. securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a non-U.S. corporate or government issuer than about a U.S. issuer, and non-U.S. corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some non-U.S. issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Non-U.S. brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain non-U.S. countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on non-U.S. government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

          The Fund's investments in non-U.S. securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding non-U.S. investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

          Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations or non-U.S. withholding taxes. Changes in the value relative to the U.S. dollar of a non-U.S. currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

          In addition, although part of the Fund's income may be received or realized in non-U.S. currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

          In determining whether to invest assets of a Fund in securities of a particular non-U.S. issuer, Loomis Sayles will consider the likely effects of non-U.S. taxes on the net yield available to the Fund and its shareholders. Compliance with non-U.S. tax law may reduce the Fund's net income available for distribution to shareholders.

     Non-U.S. Currency Hedging Transactions

          The Fund may engage in non-U.S. currency exchange transactions to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the non-U.S. currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a non-U.S. currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell non-U.S. currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on non-U.S. currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

          Non-U.S. currency transactions involve costs and may result in losses.

     Non-U.S. Currency Transactions

          The Fund may invest in securities of non-U.S. issuers and may enter into forward non-U.S. currency exchange contracts, or buy or sell options on non-U.S. currencies, in order to protect against uncertainty in the level of future non-U.S. exchange rates. Since investment in securities of non-U.S. issuers will usually involve currencies of non-U.S. countries, and since the Fund may temporarily hold funds in bank deposits in non-U.S. currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and the Fund may incur costs in connections with conversion between various currencies.

          The Fund may enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contracts for the purchase or sale, for a fixed amount of dollars, of the amount of non-U.S. currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject non-U.S. currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

          Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

          The Fund generally will not enter into forward contracts with a term of greater than one year.

          Options on non-U.S. currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

          The Fund, in conjunction with its transactions in forward contracts, options and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options and futures.

     Swap Transactions

          The Fund may enter into interest rate or currency swaps. The Fund will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example; an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

     Options and Futures Transactions

          The Fund may buy, sell or write options on securities, securities indexes, currencies or futures contracts and may buy and sell futures contracts on securities, securities indexes or currencies. The Fund may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

          Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. if the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

          An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

          If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

          The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

          Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. if an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

          An exchange-traded option may be closed out only on an exchange which generally provides a liquid secondary market for an option of the same series. if a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange;
     (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class of series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporations as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price or currency value movements within a given time frame. To the extent interest rates, stock prices or currency values move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

          An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

          The staff of the SEC has taken the position that over-the-counter options should be treated illiquid securities for purposes of the Fund's investment restriction prohibiting it from investing more than 15% of its net assets in illiquid securities. The Fund intends to comply with this position.

          Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

          A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. if the price of the sale of the futures contract by the Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss).

          The value of options purchased by the Fund and futures contracts held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

          The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, the Fund will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

          The options and futures markets of non-U.S. countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, non-U.S. markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in non-U.S. markets are subject to many of the same risks as other non-U.S. investments. See "Non-U.S. Securities" above.

     Repurchase Agreements

          In repurchase agreements, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

          The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (1)) possible reduced levels of income and lack of income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

     Securities Lending

          The Fund may lend their portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, market to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/2% of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

          Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

     Year 2000

          Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. Loomis Sayles and the Distributor have each advised the Funds that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Securities Registration Statement, the Funds and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Funds may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

(C)  Restrictions of Investment:

          The investment policies of the Fund may be changed by the Fund's adviser, subject to review and approval by the Trust's board of trustees, without shareholder approval except that the investment objective of the Fund explicitly identified as "fundamental" may not be changed without the approval of the holder of a majority of the outstanding shares of the Fund (which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in this document will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

          The following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

          (1) Invest in companies for the purpose of exercising control or management.

         *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indexes, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

         *(4) Make loans, except to the extent permitted under the 1940 Act.
              (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan.)

          (5) With respect to 75% of its total assets, purchase any security (other than a U.S. Government Security) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

          (6) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer.

          (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its total assets to secure borrowings permitted by restriction (9) below. (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

         *(8) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

         *(9) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

         (10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions); or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

         (11) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

         (12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

         (13) Write or purchase puts, calls or combinations of both except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities and (3) write, purchase and sell put and call options on currencies and may enter into currency forward contracts.

        *(14) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security; any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

          Although the Fund has no current intention of investing in repurchase agreements, it intends, based on the views of the staff of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

          In connection with the offering of its shares in Japan, the Fund has undertaken to the Japan Securities Dealers Association: (1) that the Fund will not invest more than 10% of the Fund's net assets in securities that are not traded on a recognized exchange; (2) Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Loomis, Sayles & Company, L.P., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers of employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Loomis, Sayles & Company, L.P., on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or
     (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation);

     and (3) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 50% of the voting shares of any issuer.

          If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japan Securities Dealers Association as a condition of such qualification.

(D)  Distribution Policy:

          The Fund generally declares dividends and makes payments monthly. It is expected that the first monthly payment will be made on or about July 7, 1999. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Trust's trustees may change the frequency with which the Fund declares or pays dividends.

          Dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the record date unless an investor has elected to receive cash.

          It is the policy of the Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

          Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to State Street Bank. In order for a change to be in effect for any dividend or distribution, it must be received by State Street Bank on or before the record date for such dividend or distribution.

          The Japanese investors shall receive applicable dividend monthly through the Distributors in Japan. The election may be made by Japanese investors by submitting a written request directly to the Agent Company.

3.   MANAGEMENT STRUCTURE

(A)  Outline of Management of Assets, etc.:

     A.   Valuation of assets:

          The net asset value of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Securities Registration Statement, the New York Stock Exchange is expected to be closed on the following weekdays: New Year's Day, Martin Luther King. Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities listed on an established securities exchange or on the Nasdaq National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the last bid price. Long-term debt securities are valued by a pricing services, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the board of trustees, although the actual calculations may be made by persons acting pursuant to the direction of the board.

          Generally, trading in non-U.S. securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of non-U.S. fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. if events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.

B.   Management Fee, etc.:

     (1)  Management Fee:

          (a)  Management Company Fee

               The Fund pays Loomis Sayles an investment advisory fee payable monthly, out of the Fund's assets, at an annual rate of .40% of the Fund's average daily net assets.

          (b) Custodian Fee and Charges of the Shareholder Servicing, Transfer and Dividend Paying Agent

               The Fund pays to State Street Bank and Trust Company, the Fund's Custodian, an annual fee at the rate of .066% on the first $20 million of assets, .033% on the next $80 million of assets and .0100% on amounts exceeding $80 million, subject to certain minimum monthly charges.

               The Fund pays to State Street Bank and Trust Company, the Fund's Transfer and Servicing Agent, an annual fee at the rate of 0.10% of assets subject to certain maximum monthly charges.

          (c)  Fee on Distribution Plan

               Under a Service and Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor, a subsidiary of Loomis Sayles, a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to Shares and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund's average daily net assets attributable to Shares. From a monthly distribution fee to be paid to the Distributor in Japan, 0.05% of the Fund's average daily net assets attributable to Shares shall be retained by the Agent Company. The Distributor may pay all or any portion of the service fee to securities dealers or other organizations for providing personal service to investors and/or the maintenance of shareholder accounts and all or any portion of the distribution fee to securities dealers who are dealers of record with respect to the Fund's Shares, as distribution fees in connection with the sale of the Fund's Shares. The Distributor retains the balance of these fees as compensation for its services as distributor.

          (d)  Other Expenses:

               In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees and expenses of registering or qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and trustees' meetings, 1 2b- 1 fees, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

               The Trust pays no compensation to its officers or to the trustees who are directors, officers or employees of Loomis Sayles. Each trustee who is not a director, officer or employee of Loomis Sayles is compensated at the rate of $1,250 per fund per annum.

                               COMPENSATION TABLE
                     for the year ended September 30, 1998

                                                      (3)
                                                   Pension or                               (5)
                                                   Retirement                              Total
                                      (2)           Benefits          (4)              Compensation
               (1)                  Aggregate    Accrued as Part   Estimated          From Trust and
         Name of Person,          Compensation      of Fund       Annual Benefits       Fund Complex*
            Position               From Trust       Expenses      upon Retirement      Paid to Trustee
--------------------------------  -------------  ---------------  ---------------     ----------------
Earl W. Foell, Trustee              $15,937.50         N/A              N/A               $15,937.50
Richard S. Hoiway, Trustee          $15,937.50         N/A              N/A               $15,937.50
Terry R. Lautenbach,** Trustee      $15,937.50         N/A              N/A               $15,937.50
Michael T. Murray, Trustee          $15,937.50         N/A              N/A               $15,937.50
----------

* No Trustee receives any compensation from any mutual funds affiliated with Loomis Sayles, other than the Trust.

**   Mr. Lautenbach retired from the Board of Trustees on October 26, 1998.

     Portfolio Transactions and brokerage

          In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

          Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

          Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in serving other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

C.   Sales, Repurchases and Custody:

     (1)  Sales of Shares:

          a.   Sales in the United States
               --------------------------

               An investor may make an initial purchase of shares of the Fund by submitting a completed application form and payment to:

          State Street Bank and Trust Company
          Mutual Fund Services
          One Heritage Drive
          North Quincy, Massachusetts 02171

          All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company ("State Street Bank"). Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

          Upon acceptance of an investor's order, State Street Bank opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

          After an account has been established, an investor may send subsequent investments at any time directly to State Street Bank at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and tax identification number.

          Subsequent investments can also be made by federal funds wire. Investors should contact their banks to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "$______ amount, STATE STREET BOS ATTN Mutual Funds. Credit Loomis Sayles Investment Grade Bond Fund, 3 Class Shares, DDA #9904-622-91, Account Name, Account Number." A bank may charge a fee for transmitting funds by wire.

          The Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A "Fund business day" is any day on which the New York Stock Exchange is open for business.

          The price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or subagent plus a 3.50% sales charge (the "public offering price") which is 3.63% of the net amount invested. The amount reallowed to dealers is 3.00% as a percentage of the public offering price. The Fund receives the net asset value. The Distributor will retain 0.50% of the public offering price. The net asset value of the Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value .

          The Distributor may accept telephone orders from broker-dealers who have been previously approved by the Distributor. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the

     Distributor. Although there is no sales charge imposed by the Fund or the Distributor, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

          A shareholder's investment in the Fund is automatically credited to an open account maintained for the shareholder by State Street Bank. Certificates representing shares are issued only upon written request to State Street Bank but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year, State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

          The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

          The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

          b.   Sales in Japan
               --------------

          In Japan, Shares of the Fund are offered on any Fund Business Day and any business day of sales handling company in Japan during the applicable Subscription Period mentioned in "8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the "Contract") and receive from such investors an application for requesting the opening of a transactions account under the Contract. Shares may be purchased in the minimum investment amount of 100 shares and in integral multiples of 100 shares.

          The Issue Price for the Initial Offering Period (from May 24, 1999 to May 27, 1999) is [9.95] Dollars per Share, and that for the Continuous Offering Period (after May 28,) is the net asset value per Share next calculated on the day on which the Fund has received such application. The contract day in Japan is the day when the Distributors in Japan confirms the execution of the order (usually, the next business day in Japan following the day of placement of the order), and in respect of the Continuous Offering Period, the settlement shall be made within 4 business days from the contract day, and investors shall pay the Sales Charge by such payment day.

          The sales charge in Japan shall be 3% of the Sales Price. The Sales Price means the Issue Price divided by 0.995 (rounded to the third decimal place).

          The Investors having entrusted a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principle and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by such Sales Handling Company. The payment may be made in dollars to the extent that the Sales Handling Companies can agree.

          In addition, Sales Handling Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than ~ 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the Rules of Foreign Securities Transactions established by the Association.

          The Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S.$5 million on each of the five Fund business days preceding the ex-dividend date of each month. A "Fund business day" is any day on which the New York Stock Exchange is open for business.

     (2)  Repurchase of Shares:

          a.   Repurchase in the United States
               -------------------------------

          An investor can redeem shares by sending a written request to State Street Bank and Trust Company, Mutual Fund Services, One Heritage Drive, North Quincy, Massachusetts 02171. Proceeds from a written request may be sent to the investor in the form of a check. Proceeds resulting from a telephone redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

          The written request must include the name of the Fund, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as a trustee or custodian or on behalf of a partnership, corporation or other entity). Shareholder's requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

          When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5) will be deducted from the proceeds. A telephonic redemption request must be received by State Street Bank prior to the close of regular trading on the New York Stock Exchange. if an investor telephones a request to State Street Bank after the Exchange closes or on a day when the Exchange is not open for business, State Street Bank cannot accept the request and a new one will be necessary.

          If an investor decides to change the bank account to which proceeds are to be wired, the investor must send in this change in writing on the Service Options Form with a signature guarantee. Telephonic redemptions may only be made if the investor's bank is a member of the Federal Reserve System or has a corespondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, State Street Bank will be authorized to act upon redemption and exchange instructions received by telephone from the intermediary or any person claiming to act as the investor's representative who can provide State Street Bank with the investor's account registration and address as it appears on the records of State Street Bank, State Street Bank will comply these or other reasonable procedures to confirm that instructions communicated by telephone are genuine; the Fund, State Street Bank, the Distributor and Loomis Sayles will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed. For information, consult State Street Bank. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

          The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by State Street Bank in proper form.

          Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. if an investor purchased shares by check and the check was deposited less than 15 days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

          The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

          b.   Repurchase in Japan
               -------------------

          Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to State Street Bank through the Sales Handling Company on a Fund Business Day that is business day of sales handling companies in Japan. The repurchase of shares in the amount of one share except in the case of a shareholder who is closing an account for whom full and fractional shares will be repurchased.

          The price a shareholder in Japan will receive is the next net asset value next calculated after the Fund receives the repurchase request from the Distributor in Japan, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall ordinarily be on the third business day by the Fund to the Distributor in Japan. The payment for repurchase proceeds shall be made on the [fourth] business day of sales handling companies in Japan after and including the day when Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement or repurchase request). The Fund may suspend the right of repurchase and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

     (3)  Custody of Shares:

          Share certificates shall be held by Shareholders at their own risk.

          The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of the Distributors in Japan. Certificates of custody for the Shares shall be delivered by the Sales Handling Companies to the Japanese Shareholders.

D.   Miscellaneous:

     (1)  Duration and Liquidation:

          The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

     (2)  Accounting Year:

          The Fund's fiscal year ends on September 30.

     (3)  Authorized Shares:

          There is no limit on the number of shares to be issued.

     (4)  Agreement and Declaration of Trust:

          Originals or copies of the Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the Shareholders. Originals or copies of the Declaration of Trust, as amended, are on file in the United States with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

          The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the

     Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust, of establishing, changing or eliminating the par value of any series or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein shall not require authorization by vote of any Shareholders.

          In Japan, material changes in the Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

     (5)  Issue of Warrants, Subscription Rights, etc.:

          The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

     (6)  How Performance Is Shown:

          The Fund's investment performance may from time to time be included in advertisements about the Fund or Loomis Sayles Funds. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

          For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

          "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund. Total return may also be presented for other periods.

          Yield. Yield with respect to the Fund will be computed by dividing the Fund's net investment income for a recent 30-day period by the maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

          At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

          Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

           Total Return. Total Return with respect to the Fund is a measure of the change in value of an investment in the Fund over the period covered, and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

          Yield and Total Return. The Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders.

(B)  Outline of Disclosure System:

     (1)  Disclosure in U.S.A.:

          (i)  Disclosure to shareholders

               In accordance with the Investment Company Act of 1940, the fund is required to send to its shareholders annual and semi-annual reports containing financial information. Audited financial statements will be prepared and distributed annually and unaudited financial statements will be prepared and distributed semi-annually.

              (ii) Disclosure to the SEC

               The investment fund has filed a registration statement with the SEC on Form N-lA; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.

     (2)  Disclosure in Japan:

          a.  Disclosure to the Supervisory Authority:

              (i) Disclosure Required under the Securities and Exchange Law:

                  When the Fund intends to offer or sell Units amounting to more than certain amount in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with copies of the Declaration of Trust and agreements with major related companies as attachments thereto. The said documents are made available for public inspection by investors and any person who desire to inspect at the Kanto Local Finance Bureau of the Ministry of Finance.

                  The Sales Handling Companies of the Units shall deliver to the investors prospectuses, the contents of which are substantially identical to Part I and Part II of the securities registration statements or the securities reports or summarized preliminary prospectus. For the purpose of disclosure of the financial statements etc., the Manager shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, half yearly reports within 3 months of the end of each half year and extraordinary reports from time to time when material changes occur. These documents are available for public inspection by investors and any person who desire to inspect at the Kanto Local Finance Bureau of the Ministry of Finance.

              (ii) Disclosure Required under the Law Concerning Securities
                   Investment Trust Fund and Securities Investment Company:

                  When the Fund handles offering or selling of Fund Units in Japan, the Manager must file with the Director of Finance Supervisory Agency a prior notification concerning certain matters relating to the Fund in accordance with the Declaration of Trust of the Fund, the Law Concerning Securities Investment Trust Fund and Securities Investment Company ("the Investment

          Fund Law"). Also, when the Fund makes changes to the Declaration of Trust of the Fund, the Manager must file with the Director of Finance Supervisory Agency a prior notification thereof, including the contents of such changes. Further, in accordance with the Investment Fund Law, the Fund must prepare an investment management report with regard to certain matters relating to the Fund's assets immediately after the end of each fiscal period of the Fund and must immediately file the above report with the Director of Finance Supervisory Agency.

          b.  Disclosure to Japanese Unitholders

              When the Fund makes changes to the Declaration of Trust of the Fund, if the contents of such changes are material, the Fund must give 30 day prior notice thereof, including the contents of such changes, before such changes are made, and its written notice stating these matters must be given to Japanese Unitholders known to the Sales Handling Companies; provided, however, that if such notice is delivered to each of all Japanese Unitholders, no public notice is required.

              The Japanese Unitholders will be notified of the material facts which would change their position, including amendments to the Declaration of Trust, and of notices from the Fund, through the Sales Handling Companies.

              The investment management report mentioned in sub-paragraph
          (a),(ii) above will be delivered to Japanese Unitholders known to the Sales Handling Companies

(C)  Restrictions on Transactions with Interested Parties:

         Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Loomis, Sayles & Company, L.P., acting as investment manager of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either
     (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4.   INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY SHAREHOLDERS, ETC.

(A)  Rights of Shareholders and Procedures for Their Exercise:

          Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Companies. Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

          The major rights enjoyed by Shareholders are as follows:

          (i)  Voting rights

               Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

               The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitles to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment management agreement relating to that series.

               There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

              Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

              Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

              No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).

          (ii)  Repurchase rights

              Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

          (iii)  Rights to receive dividends

              The Fund generally declares and pays dividends monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the trustees of the Trust. The Fund normally pays distributions to investors who own shares of the Fund as of the last day of each month. The Trust's trustees may change the frequency with which the Fund declares or pays dividends.

          (iv)  Right to receive distributions upon dissolution

              Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

          (v)  Right to inspect accounting books and the like

                 Shareholders are entitled to inspect the Declaration of Trust, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

          (vi)   Right to transfer shares

              Shares are transferable without restriction except as limited by applicable law.

          (vii)  Rights with respect to the U.S. registration statement

              If, under the 1933 Act, there is any false statement concerning any important matter in the U.S. Registration Statement, or any omission of any statement of important matters to be stated therein or necessary in order not to cause any misunderstanding of an important matter, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

(B)  Tax Treatment of Shareholders in Japan:

          The tax treatment of Shareholders in Japan shall be as follows:

     (1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.

          a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.

          b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Sales Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.

          c. Net investment returns such as dividends, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.

              Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U.S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.

              The Japanese withholding tax imposed on distributions as referred to in a. and b. above will be collected by way of so-called "difference collecting method". In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

     (2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

     (3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.

(C)  Foreign Exchange Control in U.S.A.:

          In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(D)  Agent in Japan:

          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki 3-chome
          Chiyoda-ku, Tokyo

          The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

     (1) the receipt of any and all legal claims, actions, proceedings, process, and communications addressed to the Trust or the Fund.

     (2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

          The agent for the registration with the Director of Kanto Local Finance Bureau of the initial public offering concerned as well as for the continuous disclosure is each of the following persons:

          Harume Nakano
          Ken Miura
          Attorneys-at-law
          Hamada & Matsumoto
          Kasumigaseki Building, 25th Floor
          2-5, Kasumigaseki, 3-chome
          Chiyoda-ku, Tokyo

     (E)  Jurisdiction:

     Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

     Tokyo District Court
     1-4, Kasumigaseki 1-chome
     Chiyoda-ku, Tokyo

5.   STATUS OF INVESTMENT FUND

(A) Diversification of Investment Portfolio (Diversification of Investment Portfolio by Types of Assets and Geographic Regions):

                                                    (As of the  end March, 1999)
--------------------------------------------------------------------------------

                                                                         Investment
                                                                              Ratio
Types of Assets              Name of Country  Market Value Total Dollar        (%)
---------------------------  ---------------  -------------------------  ----------
Bond and Notes               U.S.A.                   3,024,277               49.46
                             Canada                   1,060,996               17.35
                             Malaysia                   215,737                3.53
                             Supranational              210,373                3.44
                             Venezuela                  141,835                2.32
                             Chile                      130,020                2.13
                             Thailand                   103,371                1.69
                             outh Africa                 98,541                1.61
                             outh Korea                  95,125                1.56
                             Colombia                    76,947                1.26
                             Mauritius                   46,500                0.76
                             Philippines                 36,500                0.60
                             Brazil                      25,983                0.42
------------------------------------------------------------------------------------
Sub-total                                             5,266,205               86.13
------------------------------------------------------------------------------------
Preferred Stocks             U.S.A.                     134,294                2.20
------------------------------------------------------------------------------------
Cash, Deposit and
Other Assets (After                                     713,842               11.67
Deduction of Liabilities)
------------------------------------------------------------------------------------
       Total                                          6,114,341              100.00
  (Net Asset Value)                               (737 million JPY)
------------------------------------------------------------------------------------

     Note: Investment Ratio is calculated by dividing the types of asset at their market value by the total net asset value. The same applies hereinafter.

(B)  Results of Past Operations

     a.  Record of Changes in Net Assets:

         Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of March, 1999 is as follows:

--------------------------------------------------------------------------------

                           Total Net Asset Value    Net Asset Value per Share
--------------------------------------------------------------------------------
                                    US$        Yen
                                (thousands) (millions) US$      Yen
1st Fiscal Year         I Class    2,445       295     10.59   1,277
(December 31, 1997)     R Class      862       104     10.59   1,277
----------------------------------------------------------------------
2nd Fiscal Year         I Class    2,788       335     10.28   1,239
(September 30, 1998)    R Class    1,743       210     10.27   1,238
----------------------------------------------------------------------
1998 End of April       I Class    2,700       325     10.74   1,295
                        R Class    1,302       157     10.74   1,295
            May         I Class    2,897       349     10.81   1,303
                        R Class    1,089       131     10.80   1,302
            June        I Class    2,892       349     10.79   1,301
                        R Class    1,475       178     10.78   1,300
            July        I Class    2,986       360     10.50   1,266
                        R Class    1,585       191     10.49   1,265
            August      I Class    2,746       331     10.05   1,212
                        R Class    1,676       202     10.04   1,210
            September   I Class    2,778       335     10.28   1,239
                        R Class    1,743       210     10.27   1,238
            October     I Class    2,584       312      9.97   1,202
                        R Class    1,727       208      9.96   1,201
            November    I Class    2,728       329     10.30   1,242
                        R Class    2,727       329     10.29   1,240
            December    I Class    2,869       346     10.01   1,207
                        R Class    2,460       297     10.00   1,206
1999 End of January     I Class    2,998       361     10.17   1,226
                        R Class    2,429       293     10.16   1,225
            February    I Class    2,982       359     10.05   1,212
                        R Class    2,190       264     10.03   1,209
            March       I Class    3,505       423     10.28   1,239
                        R Class    2,609       315     10.26   1,237

     b.   Record of Dividends Paid:

                     Distribution Date   Ex-distribution Date    Distribution per Share
1st Fiscal Year      April 7, 1997       April 7, 1997         I Class  US$ 0.13 (~l5.67)
                                                               R Class  US$ 0.128 (~l5.43)
                     July 7, 1997        July 7, 1997          I Class  US$ 0.177 (~21.34)
                                                               R Class  US$ 0.171 (~20.61)
                     October 7, 1997     October 7, 1997       I Class  US$ 0.149 (~17.96)
                                                               R Class  US$ 0.142 (~17.12)
                     December 29, 1997   December 29, 1997     I Class  US$ 0.377 (~45.45)
                                                               R Class  US$ 0.371 (~44.72)
2nd Fiscal Period    April 7, 1998       [April 7, 1998        I Class  US$ 0.161 (~19.41)
                                                               R Class  US$ 0.154 (~18.56)
                     July 7, 1998        July 7, 1998          I Class  US$ 0.166 (~20.01)
                                                               R Class  US$ 0.159 (~19.17)
3rd Fiscal Period    October 9, 1998     October 6, 1998       I Class  US$ 0.216 (~26.04)
                                                               R Class  US$ 0.210 (~25.32)
                     December 11, 1998   December 8, 1998      I Class  US$ 0.384 (~46.29)
                                                               R Class  US$ 0.378 (~45.57)

Note: Since the close of the accounting year has been changed from December 31 to September 30, 2nd fiscal period shall be from January 1, 1998 to September 30, 1998 and 3rd fiscal period shall be from October 1, 1998 to September 30, 1999.

(C)  Record of Sales and Repurchase:

          Record of sales and repurchases during the following fiscal years and number of outstanding Units of the Fund as of the end of such Fiscal Years are as follows:

--------------------------------------------------------------------------------
                               Number of    Number of Units      Number of
                               Units Sold     Repurchased     Outstanding Units
--------------------------------------------------------------------------------
1st Fiscal Year      I Class
(1/2/97-12/31/97)                231,499            689            230,810
                                      (0)            (0)                (0)
--------------------------------------------------------------------------------
                     R Class      84,428          3,085             81,343
                                      (0)            (0)                (0)
--------------------------------------------------------------------------------
2nd Fiscal Year      I Class
(1/1/98-9/30/98)                  90,904         51,401            270,313
                                      (0)            (0)                (0)
                     R Class     178,620         90,210            169,753
                                      (0)            (0)                (0)
--------------------------------------------------------------------------------

Note 1:  The Units will be sold in Japan from May 24, 1999.

Note 2: The figures in parentheses show those sold, redeemed or outstanding in Japan.

II. OUTLINE OF THE TRUST

1.   Trust

(A)  Law of Place of Incorporation

          The Trust is a Massachusetts business trust organized in Massachusetts, U.S.A. on February 20, 1991.

          Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

          The Trust is an open-end, diversified management company under the Investment Company Act of 1940.

(B)  Outline of the Supervisory Authority

          Refer to I - 1(B) Outline of the Supervisory Authority.

(C)  Purpose of the Trust

          The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character and to carry on such other businesses as the Trustees may from time to time determine pursuant to their authority under the Declaration of Trust.

(D)  History of the Trust

     February 20, 1991:   Organization of the Trust as a Massachusetts
                          business trust. Adoption of the Declaration of Trust.

(E)  Amount of Capital Stock Not applicable.

(F)  Structure of the Management of the Trust

          Subject to the provisions of the Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with the Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may fill vacancies, including vacancies caused by enlargement of their number, and may remove Trustees with or without cause; they may elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

          Except as otherwise provided in the Declaration of Trust or from time to time in the By-Laws, any action to be taken by the Trustees may be taken
     (A) by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time (participation by which means shall for all purposes constitute presence in person at a meeting), or (B) by written consents of a majority of the Trustees then in office (which written consents shall be filed with the records of the meetings of the Trustees and shall be treated for all purposes as a vote taken at a meeting of Trustees).

          The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article W, Section 1 of the Declaration of Trust, provided, however, that no meeting of Shareholders is required to be called
     --------- -------
     for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, (ii) with respect to any Investment Management Company or Sub-Adviser as provided in Article W, Section 6 of the Declaration of Trust to the extent required by the 1940 Act, (iii) with respect to any termination of the Trust to the extent and as provided in Article Ix, Section 4 of the Declaration of Trust, (iv) with respect to any amendment of the Declaration of Trust to the extent and as provided in Article IX, Section of 7 of the Declaration of Trust, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of Shareholders all Shares of the Trust then entitled to vote shall be voted by individual Series, except (i) when required by the 1940 Act,

     Shares shall be voted in the aggregate and not by individual Series and
     (ii) when the Trustees have determined that the matter affects only the interests of one or more Series or Classes, then only Shareholders of such Series or Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action permitted or required of the Shareholders by law, the Declaration of Trust or the By-Laws.

          Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Article W, Section 1 of the Declaration of Trust and for such other purposes as may be prescribed by law, by the Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder entitled to vote at such meeting at the Shareholder's address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a Shareholder under the Declaration of Trust or the By-Laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

          Forty percent (40%) of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of the Declaration of Trust or the By-Laws permits or requires that holders of any Series or Class shall vote as a Series or Class, then forty percent (40%) of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or the Declaration of Trust or the By-Laws, a majority of the Shares voted shall decide any questions and a plurality shall elect a

     Trustee, provided that where any provision of law or of the Declaration of Trust or the By-Laws permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series or Class is concerned.

          Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of law or the Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

          Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

          The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matters as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association or other organization (the "Manager"), every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may provide for one or more sub-advisers who shall perform all or part of the obligations of the Manager under such contract and may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

          Unless terminated as provided in the Declaration of Trust, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of Shareholders holding at least sixty-six and two-thirds percent (66 2/3%) of the shares entitled to vote, or by the Trustees by written notice to the Shareholders. Any Series or Class of shares may be terminated at any time by vote of Shareholders holding at least sixty-six and two-thirds percent (66 2/3%) of the shares of such Series or Class entitled to vote, or by the Trustees by written notice to the Shareholders of such Series or Class. Upon termination of the Trust or of any one or more Series or Classes of shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or Class as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other property, or any combination thereof, and distribute the proceeds to the Shareholders of the Series involved, ratably according to the number of shares of such Series held by the several Shareholders of such Series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any Classes of shares of that Series, provided that any distribution to the Shareholders of a particular Class of shares shall be made to such Shareholders pro rata in proportion to the number of shares of such Class held by each of them.

(G)  Information Concerning Major Shareholders Not applicable.

(H)  Information Concerning Directors, Officers and Employees

     (1) Trustees and Officers of the Trust

                                                                     as of March 31, 1999
-----------------------------------------------------------------------------------------
                                                                               Shares
Name               Office and Title  Resume                                    Owned
-----------------------------------------------------------------------------------------
EARL W. FOELL      Trustee           formerly:  Editor in-Chief,               6,060.426
                                                World Monitor Magazine
                                                and Editor-in-Chief, The
                                                Christian Science Monitor
-----------------------------------------------------------------------------------------
RICHARD S.         Trustee           formerly:  Vice President,               30,974.638
HOLWAY                                          Loomis Sayles.
                                                Director, Sandwich
                                                Cooperative Bank.
-----------------------------------------------------------------------------------------
MICHAEL T.         Trustee           formerly:  Vice President,               22,498.912
MURRAY                                          Loomis Sayles
-----------------------------------------------------------------------------------------
DANIEL J. FUSS     President and     present:   Executive Vice President     518,557.664
                   Trustee                      and Director, Loomis
                                                Sayles
-----------------------------------------------------------------------------------------
SHEILA M. BARRY    Secretary and     present:   Assistant General                      0
                   Compliance                   Counsel and Vice
                   Officer                      President, Loomis Sayles
                                     formerly:  Senior Counsel and
                                                Vice President, New
                                                England Funds, L.P.
-----------------------------------------------------------------------------------------
ROBERT J.          Executive Vice    present:   President, Chairman,          15,162.283
BLANDING           President                    Director and Chief
                                                Executive Officer,
                                                Loomis Sayles
-----------------------------------------------------------------------------------------
JAMES C.           Vice President    present:   Vice President, Loomis                 0
CARROLL                                         Sayles
                                     formerly:  Managing Director
                                                and Senior Energy
                                                Analyst at Paine Webber,
                                                Inc.
-----------------------------------------------------------------------------------------
MARY C.            Vice President    present:   Vice President, Loomis                 0
CHAMPAGNE                                       Sayles
-----------------------------------------------------------------------------------------
E. JOHN DEBEER     Vice President    present:   Vice President, Loomis             0.057
                                                Sayles
-----------------------------------------------------------------------------------------
PAUL H. DREXLER    Vice President    present:   Vice President, Loomis                 0
                                                Sayles
                                     formerly:  Deputy Manager,
                                                Brown Brothers Harriman
                                                & Co.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
WILLIAM H.         Vice President    present:   Vice President, Loomis                 0
EIGEN, JR.                                      Sayles
                                     formerly:  Vice President,
                                                INVESCO Funds Group
                                                and Vice President, The
                                                Travelers Corp.
-----------------------------------------------------------------------------------------
CHRISTOPHER R.     Vice President    present:   Vice President, Loomis         2,025.946
ELY                                             Sayles
                                     formerly:  Senior Vice President
                                                and portfolio manager,
                                                Keystone Investment
                                                Management Company, Inc.
-----------------------------------------------------------------------------------------
QUENTIN P.         Vice President    present:   Vice President, Loomis                 0
FAULKNER                                        Sayles
-----------------------------------------------------------------------------------------
PHILIP C. FINE     Vice President    present:   Vice President,  Loomis                0
                                                Sayles
                                     formerly:  Vice President and
                                                portfolio manager,
                                                Keystone Investment
                                                Management Company,
                                                Inc.
-----------------------------------------------------------------------------------------
KATHLEEN C.        Vice President    present:   Vice President, Loomis                 0
GAFFNEY                                         Sayles
-----------------------------------------------------------------------------------------
ISAAC GREEN        Vice President    present:   Vice President and                86.084
                                                Director, Loomis Sayles
-----------------------------------------------------------------------------------------
DEAN A. GULlS      Vice President    present:   Vice President, Loomis         1,263.236
                                                Sayles
                                     formerly:  Principal and
                                                Director of Research at
                                                Roney & Company
-----------------------------------------------------------------------------------------
MARTHA F.          Vice President    present:   Vice President, Loomis         7,208.240
HODGMAN                                         Sayles
-----------------------------------------------------------------------------------------
MARK W.            Treasurer         present:   Vice President - Finance      62,550.280
HOLLAND                                         and Administration and
                                                Director, Loomis Sayles
-----------------------------------------------------------------------------------------
JOHN HYLL          Vice President    present:   Vice President, Loomis                 0
                                                Sayles
-----------------------------------------------------------------------------------------
JEFFREY L.         Vice President    present:   Executive Vice President,    119,418.992
MEADE                                           Chief Operating Officer
                                                and Director, Loomis
                                                Sayles
-----------------------------------------------------------------------------------------
PHILIP R.          Assistant         present:   Vice President, Loomis                 0
MURRAY             Treasurer                    Sayles
-----------------------------------------------------------------------------------------
KENT P.            Vice President    present:   Vice President and            26,729.345
NEWMARK                                         Director, Loomis Sayles
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
SCOTT S. PAPE      Vice President    present:   Vice President, Loomis                 0
                                                Sayles
-----------------------------------------------------------------------------------------
JEFFREY C.         Vice President    present:   Vice President, Loomis         2,230.540
PETHERICK                                       Sayles
-----------------------------------------------------------------------------------------
LAUREN B.          Vice President    present:   Vice President, Loomis           516.668
PITALIS                                         Sayles
                                     formerly:  Vice President and
                                                Assistant Secretary of
                                                Harris Associates
                                                Investment Trust
-----------------------------------------------------------------------------------------
PHILIP J.          Vice President    present:   Vice President and                     0
SCHETTEWI                                       Director, Loomis Sayles
-----------------------------------------------------------------------------------------
DAVID L. SMITH     Vice President    present:   Vice President, Loomis                 0
                                                Sayles
                                     formerly:  Vice President and
                                                portfolio manager,
                                                Keystone Investment
                                                Management Company,
                                                Inc.
-----------------------------------------------------------------------------------------
SANDRA P.          Vice President    present:   General Counsel, Vice                  0
TICHENOR                                        President, Secretary and
                                                Clerk, Loomis Sayles
                                     formerly:  Partner, Heller,
                                                Ehrman, White &
                                                McAuliffe
-----------------------------------------------------------------------------------------
JEFFREY W.         Vice President    present:   Vice President, Loomis                 0
WARDLOW                                         Sayles
-----------------------------------------------------------------------------------------
GREGG D.           Vice President    present:   Vice President, Loomis                 0
WATKINS  -                                      Sayles
-----------------------------------------------------------------------------------------
ANTHONY J.         Vice President    present:   Vice President and            15,456.990
WILKINS                                         Director, Loomis Sayles
-----------------------------------------------------------------------------------------

Note: Previous positions during the past five years with Loomis Sayles are omitted, if not materially different.

       (2) Employees of the Trust The Trust has no employees.

(I)  Description of Business and Outline of Operation

         The Trust may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Trust has retained Loomis Sayles & Company, L.P., the investment adviser, to render investment advisory services and State Street Bank and Trust Company, to hold the assets of the

     Fund in custody and act as Transfer, Dividend Payment and Shareholder Servicing Agent.

(J)  Miscellaneous

     (1) Changes of Trustees and Officers

          Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

     (2) Amendment to the Declaration of Trust

          The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more Series or Classes of Shares but not the holders of all outstanding Series and Classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series and Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Amendments having the purpose of changing the name of the Trust, of establishing, changing or eliminating the par value of any Shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by vote of any Shareholders.

     (3) Litigation and Other Significant Events

          There is no litigation or no other proceeding in which the Trust is involved. The fiscal year end of the Trust is September 30. The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or the Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively. The Declaration of Trust further provides that the trustees may also terminate the Trust or the Fund upon written notice to the shareholders.

2.   Loomis, Sayles & Company, L.P. (Investment Management Company)

(A)  Law of Place of Incorporation

          Loomis Sayles is a limited partnership organized under the Law of the State of Delaware, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

          Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(B)  Outline of the Supervisory Authority

          Investment Management Company is registered with SEC as an investment adviser under the Investment Advisers Act of 1940.

(C)  Purpose of the Company

          Investment Management Company's predominant business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(D)  History of the Company

          Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms. Loomis Sayles' sole general partner is a wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' advising general partner is Nvest Corporation is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company, a mutual life insurance company. Nvest, L.P. is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.

          In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Trust's board of trustees supervises Loomis Sayles' conduct of the affairs of the Fund.

(E)  Amount of Capital Stock  (as of the end of March, 1999)

     1.   Amount of Capital (issued capital stock at par value):
          Not applicable. Provided, however, that the partner capital as of December 31, 1998 was $55,595,000.

     2.   Number of authorized shares of capital stock:
          Not applicable.

     3.   Number of outstanding shares of capital stock:
          Not applicable.

     4.   Amount of capital:

          Not applicable. See, Note 5 to the consolidated financial statements included in PART III SPECIAL INFORMATION, II. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY herein.

(F)  Structure of the Management of the Company

          The general partner of the Investment Management Company is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life") a mutual life insurance company. Met Life, the second largest individual life insurance company in the United States in 1998, has claims paying ability and financial strength rating of "AA" from Standard & Poor's Rating Service, as of March 31, 1999. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P.

          Loomis Sayles serves as investment manager under a separate management agreement relating to the Loomis Sayles Managed Bond Fund dated August 26, 1998. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the board of trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the management agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual percentage rate of 0.40 % of the Fund's average daily net assets. The assets under the management of Loomis Sayles are U.S.$ 70 billion as of December 31, 1998.

          The Trust pays the compensation of its trustees who are not directors, officers or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

          Under each advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances which would result in the Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the management agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses.

          The management agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the management agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

          The management agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          Loomis Sayles acts as investment adviser or subadviser to New England Value Fund, New England Strategic Income Fund, New England Star Advisers Fund; New England Star Small Cap Fund and New England Balanced Fund, which are series of New England Funds Trust I, a registered open-end management investment company, New England High Income Fund, a series of New England Fund Trust II, a registered, open-end management investment company, New England Equity Income Fund, a series of New England Funds Trust II, a registered open-end management investment company, and to the Balanced Series and the Small Cap Series of New England Zenith Fund, which is also a registered open-end management investment company, as well as to Loomis Sayles Investment Trust, also registered open-end management investment company, Loomis Sayles also provides investment advice to certain other open-end management investment companies and numerous other corporate and fiduciary clients.

          Certain officers and trustees of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

          Daniel J. Fuss, President of the Trust and Executive Vice President of Loomis Sayles, will serve as the portfolio manager of the Loomis Sayles Managed Bond Fund. Kathleen C. Gaffney, Vice President of the Trust and Loomis Sayles, will serve as associate portfolio manager of Loomis Sayles Managed Bond Fund.

Names                Year                Business Experience
                                          (at least 5 ears)

Daniel J. Fuss       1976 Executive Vice President, Director and Managing
                          Partner of Loomis, Sayles & Company, L.P.
                          BS, Marquette University
                          MBA, Marquette University
                          Joined Loomis Sayles in 1976
                          began investment career in 1961
                          Past Professional Experience:
                          The Boston Company; Vice President, Investment Counsel Endowment Management & Research Co.: Vice President, Investment Management
                          Continental Illinois National Bank: Second Vice President and Trust Officer

Kathleen C. Gaffney  1984 Vice President of Loomis, Sayles & Company, L.P.
                          BA, University of Massachusetts
                          joined Loomis Sayles in 1984
                          began investment career in 1984

(G)  Information Concerning Major Stockholders Not applicable.

(H)  Information Concerning Officers and Employees
     The following table lists the names of various officers and directors of Investment

     Management Company and their respective positions with Investment Management Company. (Although, technically, the Investment Management Company does not have officers and directors because it is a limited partnership, the officers and directors of the General Partner serve the same function for the Investment Management Company and therefore, assume the same titles. Hereinafter the same.)For each named individual, the table lists: (i) any other organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:

        List of Officers and Directors of Loomis, Sayles & Company, L.P.
                                            (as of the end of March, 1999)
--------------------------------------------------------------------------------
                  Position with         Other Business Affiliation
                  Loomis, Sayles &
Name              Company, L.P.
--------------------------------------------------------------------------------
Daniel J. Fuss    Executive Vice        President and Trustee of the Trust
                  President and
                  Director
--------------------------------------------------------------------------------
Sheila M.         Assistant General     Secretary and Compliance Officer of the
Barry             Counsel and Vice      Trust
                  President
--------------------------------------------------------------------------------
Robert J.         President, Chairman,  Executive Vice President of the Trust
Blanding          Director and Chief
                  Executive Officer
--------------------------------------------------------------------------------
James C.          Vice President        Vice President of the Trust
Carroll
--------------------------------------------------------------------------------
Mary C.           Vice President        Vice President of the Trust
Champagne
--------------------------------------------------------------------------------
E. John           Vice President        Vice President of the Trust
DeBeer
--------------------------------------------------------------------------------
Parl H.           Vice President        Vice President of the Trust
Drexler
--------------------------------------------------------------------------------
William H.        Vice President        Vice President of the Trust
Eiger, Jr.
--------------------------------------------------------------------------------
Christopher       Vice President        Vice President of the Trust
R. Ely
-------------------------------------------------------------------------------
Quentin P.        Vice President        Vice President of the Trust
Faulkner
-------------------------------------------------------------------------------
Philip C. Fine    Vice President        Vice President of the Trust
-------------------------------------------------------------------------------
Kathleen C.       Vice President        Vice President of the Trust
Gaffney
-------------------------------------------------------------------------------
Isaac H.          Vice President and    Vice President of the Trust
Green             Director
-------------------------------------------------------------------------------
Dean A.           Vice President        Vice President of the Trust
Gulis


Martha F.     Vice President         Vice President of the Trust
Hodgman
--------------------------------------------------------------------------------
Mark W.       Vice President and     Treasurer of the Trust
Holland       Director
--------------------------------------------------------------------------------
John Hyll     Vice President         Vice President of the Trust
--------------------------------------------------------------------------------
Jeffrey L.    Executive Vice         Vice President of the Trust
Meade         President, Chief
              Operating Officer
              and Director
--------------------------------------------------------------------------------
Philip R.     Vice President and     Assistant Treasurer of the Trust
Murray        Treasurer
--------------------------------------------------------------------------------
Kent P.       Managing Partner,      Vice President of the Trust
Newmark       Vice President and
              Director
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Jeffrey C.    Vice President         Vice President of the Trust
Petherick
--------------------------------------------------------------------------------
Lauren B.     Vice President         Vice President of the Trust
Pitalis
--------------------------------------------------------------------------------
Philip J.     Vice President and     Vice President of the Trust
Schettewi     Director
--------------------------------------------------------------------------------
David L.      Vice President         Vice President of the Trust
Smith
--------------------------------------------------------------------------------
Sandra P.     General Counsel,       Vice President of the Trust
Tichenor      Executive Vice
              President, Secretary,
              Clerk and Director
--------------------------------------------------------------------------------
Jeffrey W.    Vice President         Vice President of the Trust
Wardlow
--------------------------------------------------------------------------------
Gregg D.      Vice President         Vice President of the Trust
Watkins
--------------------------------------------------------------------------------
Anthony J.    Vice President and     Vice President of the Trust
Wilkins       Director
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



(I)  Summary of Business Lines and Business Operation

     Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of March, 1999, Investment Management Company managed, advised, and/or administered the following 40 funds and fund portfolios:

Fund List
                                                (as of the end of March, 1999)

--------------------------------------------------------------------------------------------------------
                              Month/Date        Principal              Total Net         Net Asset
                                 Year         Characteristics         Asset Value        Value per
       Fund                   Established                             ($ million)        share ($)
                                                                        R=Retail          R=Retail
                                                                    I=Institutional    I=Institutional
                                                                         A=Admin           A=Admin
--------------------------------------------------------------------------------------------------------
    LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------------------------------
       Bond                    5/16/91           Fixed                   56 (R)          12.36 (R)
                                               Income/Open            1,544 (I)          12.38 (I)
                                                                        0.1 (A)          12.35 (A)
 ------------------------------------------------------------------------------------------------------
   Global Bond                 5/10/91         Global/Open                6 (R)          12.56 (R)
                                                                         35 (I)          12.57 (I)
 -----------------------------------------------------------------------------------------------------
     Growth                    5/16/91        Equity/Open                 1 (R)          11.15 (R)
                                                                         28 (I)          11.25 (I)
------------------------------------------------------------------------------------------------------
   Core Value                  5/13/91        Equity/Open                 1 (R)          17.34 (R)
                                                                         74 (I)          17.38 (I)
-----------------------------------------------------------------------------------------------------
   High Yield                  9/11/96           Fixed                   19 (I)           8.72 (I)
                                              Income/Open
-----------------------------------------------------------------------------------------------------
Intermediate Maturity Bond    12/31/96            Fixed                   1 (R)           9.78 (R)
                                              Income/Open                 9 (I)           9.79 (I)
----------------------------------------------------------------------------------------------------
   International Equity        5/10/91        Global/Open               0.2 (R)          11.59 (R)
                                                                         71 (I)          11.63 (I)
----------------------------------------------------------------------------------------------------
  Investment Grade Bond       12/31/96           Fixed                    3 (R)          10.26 (R)
                                              Income/Open                 4 (I)          10.28 (I)
 ---------------------------------------------------------------------------------------------------
     Mid-Cap Growth           12/31/96        Equity/Open               0.2 (R)          15.65 (R)
                                                                          5 (I)          15.70 (I)
----------------------------------------------------------------------------------------------------
     Mid-Cap Value            12/31/96        Equity/Open               0.1 (R)          10.59 (R)
                                                                          5 (I)          10.60 (I)
----------------------------------------------------------------------------------------------------
     Municipal Bond            5/29/91           Fixed                   11 (I)          11.57 (1)
                                              Income/Open
----------------------------------------------------------------------------------------------------
     Short-Term Bond            8/3/92           Fixed                  0.5 (R)           9.66 (R)
                                              Income/Open                28 (I)           9.66 (I)
----------------------------------------------------------------------------------------------------
     Small Cap Growth         12/31/96        Equity/Open                 4 (R)          13.89 (R)
                                                                         46 (I)          13.95 (I)
-------------------------------------------------------------------------------------------------------


    Small Cap Value             5/13/91         Equity/Open               64 (R)         16.06 (R)
                                                                         306 (I)         16.08 (I)
                                                                           2 (A)         16.04 (A)
-------------------------------------------------------------------------------------------------------
U.S. Government Securities      5/21/91           Fixed                   20 (I)         10.86 (I)
                                                Income/Open
-------------------------------------------------------------------------------------------------------
       Worldwide                 5/1/96         Global/Open              0.1 (R)          9.50 (R)
                                                                           6              9.53 (I)
-------------------------------------------------------------------------------------------------------
      Managed Bond              4/27/98         Equity/Open               35             10.46
-------------------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------------------------------
  California Tax-Free Income     6/1/95           Fixed                   21             10.51
                                                Income/Open
-------------------------------------------------------------------------------------------------------
      Core Fixed Income         4/24/96           Fixed                   22             10.66
                                                Income/Open
-------------------------------------------------------------------------------------------------------
       Core Growth              10/1/95         Equity/Open               24             13.06
-------------------------------------------------------------------------------------------------------
       Fixed Income             1/17/95           Fixed                  280             12.25
                                                Income/Open
-------------------------------------------------------------------------------------------------------
   High Yield Fixed Income       6/5/96           Fixed                   18              8.27
                                                Income/Open
-------------------------------------------------------------------------------------------------------
    Intermediate Duration       1/28/98           Fixed                   15              9.73
                                                Income/Open
-------------------------------------------------------------------------------------------------------
 Investment Grade Fixed Income   7/1/94           Fixed                  135             11.58
                                                Income/Open
-------------------------------------------------------------------------------------------------------
NEW ENGLAND FUNDS TRUST I, II
and III
-------------------------------------------------------------------------------------------------------
                                                                Cl.   A= 207          A= 13.22
   New England Balanced (I)    11/27/68       Balanced/Open           B=  81          B= 13.10
                                                                      C=   6          C= 13.05
                                                                      Y=  67          D= 13.24
-------------------------------------------------------------------------------------------------------
New England Equity Income Fund 11/28/95        Equity Open      Cl.   A=  14          A= 16.51
          (III)                                                       B=  13          B= 16.51
                                                                      C=   2          C= 16.52
-------------------------------------------------------------------------------------------------------
New England High Income Fund    2/22/84          Fixed          Cl.   A=  77          A=  9.06
             (II)                              Income/Open            B=  69          B=  9.06
                                                                      C=  10          C=  9.06
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
New England International
   Equity  Fund (I)                  5/21/92   Global/Open      C1.   A=  41          A= 13.86
                                                                      B=  18          B= 13.56
                                                                      C=   1          C= 13.60
                                                                      Y=   6          Y= 14.07
-------------------------------------------------------------------------------------------------------
 New England Star Advisers (I)        7/7/94   Equity/Open      Cl.   A= 463          A= 21.64
                                                                      B= 535          B= 20.74
                                                                      C= 102          C= 20.76
                                                                      Y=  49          Y= 22.02
-------------------------------------------------------------------------------------------------------
New England Star Small Cap (I)      12/31/96  Equity/Open       Cl.   A=  53          A= 15.67
                                                                      B=  58          B= 15.41
                                                                      C=  14          C= 15.41
-------------------------------------------------------------------------------------------------------
New England Strategic Income (I)      5/1/95     Fixed          Cl.   A= 130          A= 11.73
                                              Income/Open             B= 133          B= 11.72
                                                                      C=  43          C= 11.71
-------------------------------------------------------------------------------------------------------
   New England Value (I)              6/5/70  Equity/Open       Cl.   A= 280          A=  9.30
                                                                      B=  76          B=  9.00
                                                                      C=   6          C=  9.01
                                                                      Y=  12          Y=  9.28
-------------------------------------------------------------------------------------------------------
     NEW ENGLAND ZENITH FUND
-------------------------------------------------------------------------------------------------------
       Balanced                     10/31/94  Balanced/Open           193              15.15
-------------------------------------------------------------------------------------------------------
       Small Cap                      5/2/94  Equity/Open             209             136.21
-------------------------------------------------------------------------------------------------------
       UNRELATED FUNDS
-------------------------------------------------------------------------------------------------------
       1st Source                    11/3/87  Equity/Open             91               11.26
 -------------------------------------------------------------------------------------------------------
    Manager's Bond fund                 5/84     Fixed                34               22.58
                                              Income/Open
 -------------------------------------------------------------------------------------------------------
  Maxim Small-Cap Aggressive         11/1/94  Equity/Open            103             1.23710586
      Growth Fund
-------------------------------------------------------------------------------------------------------
   Maxim Foreign Equity              2/14/97  Global                  80             0.94135195
                                              Equity/Open
-------------------------------------------------------------------------------------------------------
   Maxim Corporate Bond              11/1/94  Fixed                  216             1.13657221
                                              Income/Open
-------------------------------------------------------------------------------------------------------
  Metropolitan High Yield Bond          3/97  Fixed                  47                 8.94
                                              Income/Open
-------------------------------------------------------------------------------------------------------

(J)  Miscellaneous



     1.  Election and Removal of Directors

         Directors of the General Partner of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with the By-Laws of the General Partner of Investment Management Company.


     2.  Results of operations

         Officers of the General Partner of the Investment Management Company are elected by the Board of Directors. The Board of Directors may remove any officer without cause.


     3.  Supervision by SEC of Changes in Directors and Certain Officers Loomis

          Loomis Sayles files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.



     4. Amendment to the Agreement of Limited Partnership of Investment Management Company, Articles of Organization and By-Laws of its General Partner, Transfer of Business and Other Important Matters.



     5.  Litigation, etc.

         On March 26, 1999, the United States District Court for the Middle District of California Western Division issued Findings of Fact and Conclusions of Law in a suit captioned California Ironworkers Field Pension
                                            ------------------------------------
     Trust, et al. vs. Loomis, Sayles & Company, L.P., et al. (Case No. CV-96-
     ---------------------------------------------------------
     4036-CAS (Jgx)). The defendants in the case were Loomis, Sayles & Company, L.P. and its general partner, Loomis, Sayles & Company, Incorporated (collectively "Loomis Sayles"). The plaintiffs in the case included three of Loomis Sayles' investment advisory clients - a pension plan, annuity plan and health & welfare plan for the California Ironworkers. The plaintiffs sought recovery for losses resulting from investment in inverse floaters, a form of collateralized mortgage obligation ("CMO"), during the 1992 to 1994 period.

          The Court held that Loomis Sayles did not act in bad faith, did not engage in intentionally wrongful conduct, did not breach its duty of loyalty to its clients, and did not violate any express investment guidelines for any of the three plans. The Court also found that Loomis Sayles had exercised "procedural due care" (i.e. had conducted an appropriate analysis of the investments) in purchasing the inverse floaters and that Loomis Sayles' inclusion of these types of securities in the three plans" accounts was not per se inappropriate. The Court went on to find that Loomis Sayles did not breach its duty of care with respect to the pension and annuity plans in any fashion and managed those assets prudently. However, the Court held that even though the health & welfare plan's guidelines specifically authorized the use of CMO's and the use of inverse floaters was not inappropriate for that account per Se, Loomis Sayles had been imprudent under the standards of Section 404(a)(1)(B) of the Employment Retirement Income Security Act of 1974, as amended, in that too high a percentage of that plan's assets had been invested in inverse floaters, given that plan's inherently conservative investment objectives. The Court reached this result even though the health & welfare plan would not have suffered any losses if the inverse floaters had been held to the date of the trial rather than being sold in 1995 and even though a party other than Loomis Sayles made the decision to sell the inverse floaters. The Court's decision does not have a material adverse effect on Loomis Sayles' financial condition.

III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) State Street Bank and Trust Company (the Transfer Agent, Shareholder Service Agent, Dividend Paying Agent and Custodian)

     (1) Amount of Capital

           U.S.$4.7 trillion as of the end of March, 1999

     (2) Description of Business

               State Street Bank and Trust Company, Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.


     (3) Outline of Business Relationship with the Fund

               State Street Bank and Trust Company provides transfer agent services, shareholder services, dividend paying services and custody services to the Fund.


(B)  Loomis Sayles Distributors, L.P. (the Distributor)

     (1) Amount of Capital

          U.S.$212,690 as of the end of March, 1999

     (2) Description of Business

               Under an agreement with the Trust (the "Distribution Agreement"), Loomis Sayles Distributors, L.P. serves as the general distributor of the Fund. Under this agreement, Loomis Sayles Distributors, L.P. is not obligated to sell a specific number of shares. Loomis Sayles Distributors, L.P. bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying their shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

               The Fund has adopted a Service and Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund pays the Distributor, a subsidiary of Loomis Sayles, a monthly service fee at an annual rate not to exceed 0.25 % of the Fund's average net assets attributable to Shares and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund's average net assets attributable to Shares. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the board of trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement (the "Independent Trustees").

               The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund. The Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. The Trust's trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. The Plan provides that, for so long as that Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

               The Distribution Agreement may be terminated at all time with respect to the Fund on 60 days' written notice without payment of any penalty by the Trust or by vote of majority of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees.

               The Distribution Agreement and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire board of trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purposes.



     (3) Outline of Business Relationship with the Fund

         Loomis Sayles Distributors, L.P. engages in providing marketing services to the Fund.



(C) Marusan Securities Co., Ltd. (Distributor in Japan and Agent Securities Company)

     (1) Amount of Capital

         (Yen) 10 billion as of the end of March, 1999

     (2) Description of Business

         Marusan is a diversified securities company in Japan. Marusan engages in handling the sales and redemptions of the fund shares for offering foreign investment funds.

     (3) Outline of Business Relationship with the Fund

         The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.


(D)  Izumi Securities Co., Ltd. (Distributor in Japan)

     (1) Amount of Capital
         (Yen) 5.2 billion as of the end of March, 1999

     (2) Description of Business
         Izumi is a diversified securities company in Japan. Izumi engages in handling the sales and redemptions of the fund shares for four foreign investment funds.

     (3) Outline of Business Relationship with the Fund
         The Company acts as a Distributor in Japan for the Fund in connection with the offering of shares in Japan.

(E)  Tokyo Mitsubishi Personal Securities Co., Ltd. (Distributor in Japan)

     (1) Amount of Capital
         (Yen) 7.7 billion as of the end of March, 1999

     (2) Description of Business
         Tokyo Mitsubishi is a diversified securities company in Japan. Tokyo Mitsubishi engages in handling the sales and redemptions of the fund shares for foreign investment funds.

     (3) Outline of Business Relationship with the Fund
         The Company acts as a Distributor in Japan for the Fund in connection with the offering of shares in Japan.

(F)  Capital Relationships
         N/A.


(G)  Interlocking Directors and Auditors
          Names and functions of officers of the Fund who also are officers of the related companies are as follows:




                                                         (as of the filing date)
--------------------------------------------------------------------------------

    Name of                                     Investment
    Officer or                                  Management
    Trustee                Trust                Company
--------------------------------------------------------------------------------
    Daniel J. Fuss         President & Trustee  Executive Vice President
                                                and Director
--------------------------------------------------------------------------------
    Sheila M.              Secretary and        Assistant General Councel
    Barry                  Compliance Officer   and Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert J.                  Executive Vice       President, Chairman,
Blanding                   President            Director and Chief
                                                Executive Officer
--------------------------------------------------------------------------------
Mark W.                    Treasurer            Vice President - Chief
Holland                                         Financial Officer and
                                                Director
--------------------------------------------------------------------------------
Jeffrey L.                 Vice President       Executive Vice President,
Meade                                           Chief Operating Officer and
                                                Director
--------------------------------------------------------------------------------
Philip R.                  Assistant Treasurer  Vice President and
Murray                                          Treasurer
--------------------------------------------------------------------------------
Kent P.                    Vice President       Managing Partner, Vice
Newmark                                         President and Director
--------------------------------------------------------------------------------
Philip J.                  Vice President       Vice President and Director
Schettewi
--------------------------------------------------------------------------------
Sandra P.                  Vice President       General Counsel, Executive
Tichenor                                        Vice President, Secretary,
                                                Clerk and Director
--------------------------------------------------------------------------------
Anthony J.                 Vice President       Vice President and Director
Wilkins
--------------------------------------------------------------------------------


IV.  FINANCIAL CONDITION OF THE FUND

1.   Financial Statement
     The Fund shall use as the auditors the professional services of Pricewaterhouse Coopers.

     [The Japanese translation of the financial statement of the Fund to be incorporated.]



2.   Conditions of the Fund

     (a)  Statement of Net Assets



                                            (As of the end of March, 1999)
--------------------------------------------------------------------------
                                           U.S.$             Japanese Yen
--------------------------------------------------------------------------
                                                            (in thousands
                                                          except column e.)
--------------------------------------------------------------------------
 a. Total Asset                         6,380,648                769,187
--------------------------------------------------------------------------
 b. Total Liabilities                     266,307                 32,103
--------------------------------------------------------------------------
 c. Total Net Assets                    6,114,341                737,084
    (a-b)
--------------------------------------------------------------------------
 d. Total Number of     Institutional     341,081  units
    Units Outstanding   Retail            254,389  units
--------------------------------------------------------------------------
 e. Net Asset Value     Institutional       10.28            (Yen) l,239
    per Unit (c/d)      Retail              10.26            (Yen) l,237
--------------------------------------------------------------------------

      (b) Names of Major Portfolio Shares
             Not applicable.

V.   SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST SECURITIES

1.   Transfer of the Shares

          The transfer agent for the registered share certificates is State Street Bank and Trust Company, Boston, Massachusetts 02102, U.S.A.

          The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

          No fee is chargeable for the transfer of shares.

2.   The Closing Period of the Shareholders' Book

          For the purpose of determining the shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a time, which shall be not more than 90 days before the date of any meeting of shareholders or the date for the payment of any dividend or of any other distribution, as the record date for determining the shareholders having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution, and in such case only shareholders of record on such record date shall have such right notwithstanding any transfer of shares on the books of the Trust after the record date; or without fixing such record date the Trustees may for any of such purposes close the register or transfer books for all or any part of such period.

3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Declaration of Trust and the Investment Company Act of 1940.

4.   No special privilege is granted to Shareholders.
     The acquisition of Shares by any person may be restricted.


VI.  MISCELLANEOUS

(1)  The ornamental design is used in cover page of the Japanese Prospectus.
(2)  Summarized Preliminary Prospectus will be used.
     Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, as the document (Summarized Preliminary Prospectus) as set forth at Item 1(1)(b), of Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.

(i) The summarized Preliminary Prospectus may be used as letters, pamphlets, direct-mails post-cards, letters), etc., and may be published in newspapers, magazines, books, etc.

(ii) The summarized Preliminary Prospectus may be, depending on the media types, modified as to its lay-out, kinds of paper, printed-color, design, etc. In addition, photographs and illustrations attached may be added thereto.

(iii) For information of the Fund's achievements, the changes of the net asset value per share and the fluctuation rates since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years may be set out in the figures or graphs, compared to the recognized bond index from time to time. Such information regarding the Fund's achievement may be converted into and presented in yen.

PART III.  SPECIAL INFORMATION

SECTION I. OUTLINE OF GENERAL INFORMATION ABOUT OPEN-END MASSACHUSETTS
           INVESTMENT COMPANIES

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the fund and the full text of any referenced statutes and regulations.


I.   Massachusetts Business Trusts

     A.   General Information

          Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

          Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

     B.   Shareholder Liability

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II.  United States Investment Company Laws and Enforcement

     A.  General

          In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

     1.   Investment Company Act of 1940

          The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

     2.   Securities Act of 1933

          The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

     3.  Securities Exchange Act of 1934

          The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

     4.  The Internal Revenue Code of 1986

         An investment company is an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

     5.  Other laws

         The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B.   Outline of the Supervisory Authorities

     Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

     1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

     2. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

     C.  Offering Shares to the Public

         An investment company ("investment company" or fund) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

     D.   Ongoing Requirements

          Under U.S. law, a fund is subject to numerous ongoing requirements, including, but not limited to;

          1. Updating its prospectus if it becomes materially inaccurate or misleading;

          2.  Annual update of its registration statement;

          3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

          4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

          5.   Maintenance of a code of ethics; and

          6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.


III. Management of a Fund

     The board of directors or trustees of a fund is responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

     The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV.  Share Information

     A.  Valuation

         Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00) each day the Exchange is open.

     B.   Redemption

          Shareholders may generally sell shares of a fund to that fund any day the fund is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

     C.   Transfer agency

          The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V.   Shareholder Information, Rights and Procedures for the Exercise of Such
     Rights

     A.   Voting Rights

          Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

     B.   Dividends

          Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

     C.   Dissolution

          Upon liquidation of a fund, Shareholders would normally be entitled to receive a portion of the fund's net assets in accordance with the proportion of the fund's outstanding shares owned.

     D.   Transferability

          Shares of a fund are typically transferable without restriction.

     E.   Right to Inspection

          Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI.  U.S. Tax Matters

     The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, so long as the Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself does not pay any federal income tax to the extent such income and gains are so distributed.

     An investor's income dividends and short-term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such generally at a 20% rate for non-corporate shareholders whether distributed in cash or additional shares and regardless of how long an investor has owned shares of the Fund. Shareholders who are not subject to U.S. federal income tax generally will not have to pay tax on such long-term capital gain distributions. Distributions are taxable to a shareholder of the Fund even if they are paid from income or gains earned by the Fund prior to the Shareholder's investment and thus were included in the price paid by the Shareholder.

     The Fund generally is required to withhold 31 % of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays (1) if an investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that an investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that he or she is not subject to such withholding. Special withholding rules may apply to non-U.S. shareholders, as described in the Statement of Additional Information.

     Dividends derived from interest on U.S. government securities may be exempt from state and local taxes.

     State Street Bank will send investors and the IRS an annual statement detailing federal tax information, including information about dividends and distributions paid during the preceding year. An investor should keep this statement as a permanent record.

     NOTE: The foregoing summarizes certain tax consequences of investing in the Fund. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, foreign, state and local tax consequences of investing in, redeeming or exchanging Fund shares.



     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order so to qualify, and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities of foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; (iii) at the end of each quarter of the taxable year maintain at least 50% of the value of its total assets in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer; and (iv) at the end of each quarter of the taxable year, hold not more than 25% of the value of its assets in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income realized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable to shareholders as long-term capital gain (generally taxable at a 20% tax rate for non-corporate Shareholders without regard to how long a shareholder has held shares of the Fund.

     Dividends and distributions on the Fund's share are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     The Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

     Investments by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund." A "passive foreign investment company" is any foreign corporation; (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

     If the Fund engages in hedging transactions, including hedging transactions in options, future contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions.
In general, any gain realized upon a taxable disposition of shares will be long-term capital gain (generally taxable to non-corporate Shareholders at a 20% rate) if the shares have been held for more than one year.

Otherwise the gain on the sale, exchange or redemption of the Fund shares will be treated as short-term capital gain. if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. Furthermore, all or a portion of any loss on the sale of Fund shares may be disallowed if the shareholder acquired other shares of the Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. Shareholders who are not subject to U.S. federal income tax generally will not have to pay tax on gains realized upon a disposition of Fund shares.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

     Dividends and distributions also may be subject to foreign, state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state or local taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of Fund shares if the investor is present in the United States for more than 182 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the Fund that is "effectively connected" with a U.S. trade or business carried on by such investor.

     The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding tax rules. The new regulations will generally be effective for payments made on or after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31 % back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

VII.  Important Participants in Offering of Mutual Fund Shares

      A.   Investment Company

           Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

      B.   Investment Adviser/Administrator

           The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

      C.   Underwriter

           An investment company may appoint one or more principal underwriters for its shares. The activities of such a principaly underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

      D.   Transfer Agent

           A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.



      E.   Custodian

           A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

II.   FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

      [Omitted, in Japanese version, financial statements of the Investment Management Company and Japanese translations thereof are incorporated here.]


III.  FORM OF FOREIGN INVESTMENT FUND SECURITIES

      [Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

     (1)  Front

     a.   Name of the Fund
     b.   Number of shares represented
     c.   Signatures of the Chairman and Transfer Agent
     d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

     (2)  Back

     a.   Space for endorsement
     b.   Description concerning delegation of transfer agency]